Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Caesarstone Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2019 (the “Report”), I, Yuval Dagim, and I, Ophir Yakovian, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yuval Dagim
Yuval Dagim
Chief Executive Officer
(Principal Executive Officer) Date: March 23, 2020

/s/ Ophir Yakovian
Ophir Yakovian
Chief Financial Officer
(Principal Financial Officer) Date: March 23, 2020